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                                                                   EXHIBIT 10.39

                                     PARTIES

This Lease, executed in duplicate at Palo Alto, California, this 28th day of June, 1999, by and between Renault & Handley Employee's Investment Co. and Connetics Corporation, f/k/a Connective Therapeutics, Inc., hereinafter respectively called Lessor and Lessee.

                                    PREMISES

1. WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hire from Lessor, those certain premises, hereinafter in this lease designated as "the Premises", with the appurtenances, situated in the City of Palo Alto, County of Santa Clara, State of California, and more particular described as follows, to-wit:

     An approximately 23,500 square foot building situated on approximately 64,000 square foot lot commonly known as 3400 W. Bayshore.

                                       USE

2. The premises shall be used and occupied by the Lessee for Research, Laboratory & general offices and for no other purpose without the prior written consent of the Lessor.

                                      TERM

3. The term shall be for 42 months, commencing on the first day of August 1999, and ending on the 31st day of January 2003.

                                     RENTAL

4. Rent shall be payable to the Lessor without deduction or offset at such place or places as may be designated from time to time by the Lessor as follows:

     Fifty Thousand Nine Hundred Ninety Five and NO/100ths Dollars ($50,995.00) will be due on August 1, 1999 and on the first day of each and every succeeding month to and including December 1, 1999. Fifty One Thousand Seven Hundred and NO/100ths Dollars ($51,700.00) will be due on January 1, 2000 and on the first day of each and every succeeding month to and including December 1, 2000. Fifty Four Thousand Fifty and NO/100ths Dollars ($54,050.00) will be due on January 1, 2001 and on the first day of each and every succeeding month to and including December 1, 2001. Fifty Six Thousand Four Hundred and NO/100ths Dollars ($56,400.00) will be due on January 1, 2002 and on the first day of each and every succeeding month to and including January 1, 2003.

                                     DEPOSIT

5. [ILLEGIBLE SENTENCE] every term, provision, covenant, and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions covenants or conditions of this Lease, the security of any balance thereof shall be returned to Lessee or, at the option of the Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.



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                                   POSSESSION

6.   [INTENTIONALLY LEFT BLANK]

                 ACCEPTANCE OF PREMISES AND CONSENT TO SURRENDER

7. By entry hereunder, the Lessee accepts the Premises as being in good and satisfactory condition, unless within fifteen (15) days after entry Lessee shall give Lessor written notice specifying in reasonable detail the respect in which the Premises were not in satisfactory condition. The Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the premises, together with all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in the same good condition as at the Lessee's entry into the Premises excepting for such wear and tear that would be normal for the total period of the Lessee's occupancy. The Lessee, on or before the end of the term or on sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the premises, and all property not so removed shall be deemed to be abandoned by the Lessee. If the Premises be not surrendered at the end of the term or on sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

                                USES PROHIBITED

8. Lessee shall not commit, or suffer to be committed, any waste on the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products, or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

                            ALTERATIONS AND ADDITIONS

9. The lessee shall make no alterations, additions or improvements to the Premises or any part thereof without first obtaining written consent of the Lessor which shall not be unreasonably withheld. The Lessor may impose to the aforesaid consent such requirements as the Lessor may deem necessary in Lessor's sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of the Lessor prior to the expiration or earlier termination of the Lease. Lessee will remove any or all improvements or additions to the Premises installed at Lessee's expense after August 1, 1999. All such alterations, additions, or improvements not specified to be removed shall at the expiration or termination of the lease become the property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, and machinery and equipment shall remain the property of the Lessee and shall be removed by the Lessee at any time during the Lease term when Lessee is not in default hereunder. Items which are not to be deemed as movable furniture, business and trade fixtures, or machinery and equipment shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. The Lessee will at all times permit notices of non-responsibility to be posted and to



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     remain posted until the completion of alterations of additions which have been approved by the Lessor.

                             MAINTENANCE OF PREMISES

10. Lessee shall, at Lessee's sole cost, keep and maintain the Premises and appurtenances in every part thereof, including but not limited to, glazing, sidewalks, parking areas, plumbing, electrical systems, heating and air conditioning installations, any store front, roof covering - unless it is not feasible to repair the existing roof covering and a new roof is required, and the interior of the Premises in good order, condition and repair. Lessor, at Lessor's sole cost and expense shall maintain the exterior walls, and structural portions of the roof, foundations, walls, and floors except for repairs caused by the wrongful act of the Lessee and Lessee's agents. The Lessor will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts, and provided that said replacement is not made necessary by acts of the Lessee or Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statue now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, conditions, or repair.

              FIRE AND EXTENDED COVERAGE INSURANCE AND SUBROGATION

11.  [INTENTIONALLY LEFT BLANK]  See revised insurance clause attached.

                                   ABANDONMENT

12. Lessee shall not vacate or abandon the Premises at anytime during the term; and if Lessee shall abandon, vacate or surrender the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to the Lessee and left on the Premises shall be deemed to be abandoned, at the option of the Lessor, except such property as may be mortgaged to the Lessor.

                                 FREE FROM LIENS

13. Lessee shall keep the Premises and property in which the Premises are situated, free from liens arising out of any work performed, materials furnished, or obligation incurred by the Lessee.

                    COMPLIANCE WITH GOVERNMENTAL REGULATIONS

14. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which hereafter may be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.

           INDEMNIFICATION OF LESSOR AND LESSEE'S LIABILITY INSURANCE

15. The Lessee, as a material part of the consideration to be rendered to the Lessor, hereby waives all claims against the Lessor for damage to goods, wares and merchandise, and all other personal property in, upon, or about the Premises and for injuries to persons in or about the Premises, from any



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     cause arising at any time, excepting claims arising from the Lessor's negligence or that of its agents, employees, or contractors or a breach of the obligations of Lessor hereunder and the Lessee will hold the Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by the Lessee, or from failure of the Lessee to keep the Premises in good condition and repair, as herein provided. [SECTION INTENTIONALLY LEFT BLANK] See revised insurance clause attached.

                            ADVERTISEMENTS AND SIGNS

16. Lessee will not place, or permit to be placed, in, upon, or about the Premises any unusual or extraordinary signs, or any signs not approved by the city or other governing authority. The Lessee will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained. Any sign so placed upon the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by the Lessee then the Lessor may have same so removed at Lessee's expense.

                                    UTILITIES

17. The Lessee shall pay for all water, gas, heat, light, telephone service and all other service supplied to the Premises. If the premises are not served by a separate water meter, the Lessee shall pay to the Lessor 100 percent of the water bill for the entire property covered by said bill and of which the Premises are a part.

                                 ATTORNEYS FEES

18. In case suit should be brought for possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

                                     DEFAULT

19. In the event of any material breach of this Lease by the Lessee, or an abandonment of the Premises by the Lessee, the Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of the Lessee, or 2) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with provisions of the California Civil Code,
     Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee 1) the worth at the time of the award of the unpaid rent which has been earned at the time of termination including interest at 7% per annum; 2) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have reasonably been avoided including interest at 7% per annum; 3) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and 4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things



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     would be likely to result therefrom. If the Lessor chooses not to repossess the premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the Lease as specified in the lease. For the purposes of this paragraph, the following do not constitute a termination of the Lessee's right to possession:
     a) Acts of maintenance or preservation efforts to relet property.
     b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

                                  LATE CHARGES

20. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to eight percent (8%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such a late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising and of the other rights and remedies granted hereunder.

                               SURRENDER OF LEASE

21. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any such sublease or subtenancies.

                                      TAXES

22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures. The Lessee also agrees to pay, as additional rental, during the term of this Lease and any extensions thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this lease. If said taxes and assessments are assessed against the entire building and building site, and this Lease does not cover the entire building and building site, the taxes and assessment installments allocated to the Premises shall be prorated on a square footage or other equitable basis, as calculated by the Lessor. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of the Lease.

                                     NOTICES

23. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned or vacated the Premises, or to Lessor at the address to which rent is paid.



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                                 ENTRY BY LESSOR

24. Lessee shall permit Lessor and his agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "For Sale" or "To Lease" signs and exhibits the Premises to prospective tenants at reasonable hours.

                           DESTRUCTION OF THE PREMISES

25. In the event of a partial destruction of the Premises during the said term from any cause, Lessor shall forthwith repair the same, provided such repairs can be made with ninety (90) days under the laws and regulations of the State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void the Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made in ninety (90) days, Lessor may, at his option, make same within a reasonable time, the Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in ninety (90) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premises may be situated be destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both the Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

                           ASSIGNMENT AND SUBLETTING

26. The Lessee shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of the Lessor which shall not be unreasonably withheld or delayed. As a condition for granting its consent to any subletting the Lessor may require the Lessee to agree to pay to the Lessor, as additional rental 50% of all rents received by the Lessee from its Sublease which are in excess of the amount payable by the Lessee to the Lessor hereunder. The Lessee shall, by sixty (60) days written notice, advise the Lessor of its intent to sublet the Premises or any portion thereof for any term hereof. Within thirty (30) days after receipt of Lessee's notice, Lessor shall either give approval to Lessee to sublease the portion of the Premises described in Lessee's notice, or Lessor shall decline/deny approval. [SECTION INTENTIONALLY LEFT



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     BLANK] If the Lessor approves a subletting, the Lessee may sublet immediately after receipt of Lessor's written approval. In the event Lessee is allowed to assign, transfer, or sublet the whole or any part of the Premises, with prior written consent of Lessor, no assignee, transferee, or sublessee shall assign or transfer this Lease, either in whole or part, or sublet the whole or any part of the Premises, without also having obtained prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the option of the Lessor exercise written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of the law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expense in connection with assignment, Lessor may require Lessee's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease.

                                  CONDEMNATION

27. If any part of the Premises be taken for public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and the Lessee shall have no claim thereto.

                              EFFECT OF CONVEYANCE

28. The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building containing the Premises, so that, in the event of any sale of said land or building, or in the event of a lease of said building, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor may transfer and deliver the security, as such, to purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

                                  SUBORDINATION

29. Lessee agrees that this Lease may, at the option of the Lessor, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by mortgagee, mortgagor,



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     or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of the Lessee to execute such instruments, releases or documents, shall constitute a default hereunder.

                                     WAIVER

30. The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such a preceding breach at the time of acceptance of such rent.

                                    HOLD OVER

31. Any holding over after the expiration of said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental not to exceed 110% of the last month's rent to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

                             SUCCESSORS AND ASSIGNS

32. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                                      TIME

33.  Time is of the essence of this Lease.

                                MARGINAL CAPTIONS

34. The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all the parties hereto or their respective successors in interest. This Lease supercedes in its entirety the Lease dated February 4, 1994 by and between Lessor and Lessee, except as otherwise required by the language of paragraphs 5 and 7 of this Lease.

     THE ADDENDUM ATTACHED HERETO IS HEREBY MADE A PART OF THIS LEASE.

     THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.

                 LESSOR                                    LESSEE

Renault & Handley Employees Investment Co.         Connetics Corporation fka
                                                   Connective Therapeutics, Inc.
/s/
------------------------------------------         -----------------------------
                                                       /s/ JOHN L. HIGGINS
------------------------------------------         -----------------------------
                                                               CFO
------------------------------------------         -----------------------------



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                            REVISED INSURANCE CLAUSE


This Lease Clause replaces the Insurance Clause (11.) in the Renault & Handley Net Lease Form.

     11. Lessee shall not use, or permit the Premises, or any part thereof, to be used for any purposes other than that for which the Premises are hereby leased; and no use shall be made or permitted to be made on the Premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable property and commercial general liability insurance, covering said building and appurtenances.

     11.1 Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of commercial general liability insurance insuring Lessee, Lessor, and any third parties named by Lessor which may include Lessor's lender, against any liability arising out of the condition, use, occupancy or maintenance of the Premises. Such insurance policy shall have a combine single limit for both bodily injury and property damage in the amount not less than One Million Dollars ($1,000,000.00). The limits of said insurance shall not limit the liability of Lessee hereunder.

     11.2 Lessee shall, at its expense, keep in force during the term of this Lease a policy of fire and property damage insurance in an "all risk" form with a sprinkler leakage endorsement, insuring Lessee's inventory, fixtures, equipment and personal property within the Premises for the full replacement value thereof.

     11.3 Lessor shall maintain a policy of fire and property damage insurance in an "all risk" form, with sprinkler, and at the option of the Lessor, earthquake endorsements, covering loss or damage to the building, including Lessee's leasehold improvements installed with the written consent of the Lessor, in such amounts and with such coverage as Lessor deems advisable.

     11.4 Lessee shall pay to the Lessor as additional rent, during the term hereof, upon receipt of an invoice therefore, 100 percent of the premiums for any insurance obtained by the Lessor pursuant to 11.3 above. Lessor may obtain such insurance for the Building separately, or together with other buildings or improvements which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

     11.5 Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, directors, employees, partners; agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is insured against under any insurance policy carried by Lessor or Lessee hereunder, including any amount of any deductible which shall be considered an insured amount for purposes of this paragraph. Each party shall notify their respective insurance carriers of this waiver.

                                    ADDENDUM

         Addendum to that certain Lease dated June 28, 1999 by and between Renault & Handley Employees Investment Co., Lessor and Connetics Corporation, Lessee for 3400 West Bayshore, Palo Alto.

         Par.10. At the end of paragraph 10, insert "Lessee shall have no responsibility to perform or construct any item of repair, maintenance, or improvement (i) which would be treated as a "capital expenditure" under generally accepted accounting principles, unless the requirement for said item was mandated by improvements designed and installed by the Lessee, (ii) required as a consequence of any construction defect in the Premises or the Property on which the Premises are located as of the commencement date; (iii) necessitated by the acts or omissions of Lessor or its agents, employees, or contractors; (iv) occasioned by any casualty or acts of God; or (v) for which Lessor has a right of reimbursement from others."

         Par. 4 At the conclusion of par. 14, insert "Nothing in par. 14 shall require Lessee to perform or pay the cost of any of the following, (i) any item that would be treated as a capital expenditure under generally accepted accounting principles; (ii) any clean-up, removal, or remediation of any hazardous toxic or other potentially harmful substance regulated under federal, state or local law ("Hazardous material"), unless the hazardous material in question was used, stored, or disposed of by Lessee, its agents, employees or contractors.

         Par. 26 On the 6th line after "Lessor hereunder", insert "after deducting therefrom the reasonable costs to Lessee affecting the sublease transaction, including brokerage commissions, alterations to the portion of the Premises transferred and attorney's fees.

         At the conclusion of par. 26, insert "Lessee may without Lessor's prior written consent and without any participation by Lessor in assignment or subletting proceeds, or any right to recapture any portion of the Premises, sublet the Premises or assign the Lease to (i) a subsidiary, affiliate, division or corporation which controls, is controlled by, or is under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization; or (iii) a purchaser of substantially all of the Lessee's assets located in the Premises."

                            Revised Insurance Clause

         Par. 11. At the conclusion of paragraph 11, insert "provided that the Lessee shall not be required to correct any condition which does not comply with such requirements as of the commencement date of this Lease or to perform or pay for any item which would properly be considered a capital expenditure under generally accepted accounting principles excepting for alterations or additions made by Lessee".

         Par. 11.3. At the conclusion of par. 11.3, insert "Lessee shall not be obliged to reimburse to Lessor any portion of the insurance premiums attributed to earthquake coverage which exceeds two times the premium attributable to the all risk free and property damage insurance maintained by Lessor on the Premises."